                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 13, 2002


                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)



  Delaware                              1-10858             34-1687107
  (State or other jurisdiction          (Commission         (IRS Employer
  of incorporation)                     File Number)        Identification No.)



  333 N. Summit Street, Toledo, Ohio                         43604-2617
  (Address of principal executive offices)                   (Zip Code)





  Registrant's telephone number, including area code:  (419) 252-5500

ITEM 9.  REGULATION FD DISCLOSURE

         On August 12, 2002, Manor Care, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460). Copies of these statements are attached as Exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Manor Care, Inc
                                    (Registrant)

Date: August 13, 2002               By:  /s/ Geoffrey G. Meyers
                                        -------------------------------------
                                        Geoffrey G. Meyers, Executive Vice
                                        President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number              Description
------              ------------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings